Exhibit 99.1

MERCER INTERNATIONAL INC.

LETTER OF TRANSMITTAL

To Tender for Exchange 6.500% Senior Notes due 2024

Issued by

Mercer International Inc.

Pursuant to the Prospectus dated         , 2017

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2017 UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, National Association

Registered and Certified Mail: Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402	Regular Mail or Courier: Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, MN 55402	In Person by Hand Only: Wells Fargo Bank, N.A. Corporate Trust Services 600 South Fourth Street Minneapolis, MN 55402

By Facsimile: (For Eligible Institutions only): (612) 667-6282 For Information or Confirmation by Telephone: 800 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY (“DTC”) DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.

The undersigned hereby acknowledges receipt of the prospectus dated                 , 2017 (the “Prospectus”) of Mercer International Inc., a Washington corporation (the “Company”), which, together with this letter of transmittal (the “Letter of Transmittal”), constitutes the Company’s offer to exchange (the “Exchange Offer”) up to $250,000,000 aggregate principal amount of its new 6.500% senior notes due 2024 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding unregistered 6.500% senior notes due 2024 (the “Old Notes”). Old Notes may be tendered in a principal amount of $2,000 and integral multiples of $1,000 in excess thereof. Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus. The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus, including, without limitation, the right of the Company to waive, subject to applicable laws, conditions. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus shall govern.

The terms of the New Notes are substantially identical in all material respects to the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and provisions for additional interest relating to the Old Notes do not apply to the New Notes. For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes and the Old Notes will be governed by the same indenture dated February 3, 2017. No accrued interest will be paid at the time of the exchange. The New Notes will bear interest at the same rate and on the same terms as the Old Notes. Consequently, the New Notes will bear interest at a rate equal to 6.500% per annum (calculated using a 360-day year). Interest on the New Notes will be payable semi-annually on each of February 1 and August 1 and will bear interest from the most recent payment date on which interest has been paid on the Old Notes. The New Notes will mature on February 1, 2024.Your right to receive interest on the Old Notes will be deemed waived by you in respect of any Old Notes you tender and that are accepted for exchange under the Exchange Offer.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. The Company will notify the Exchange Agent and the registered holders of the Old Notes of any such extension by oral or written notice thereof.

IF YOU DESIRE TO EXCHANGE YOUR OLD NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF NEW NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal is to be completed by holders of the Old Notes either if certificates representing such notes are to be forwarded herewith or, unless an agent’s message is utilized, tenders of such notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under the heading “The Exchange Offer—Procedures for Tendering”.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through the DTC Automated Tender Offer Program (“ATOP”), for which the Exchange Offer is eligible. DTC participants that are tendering Old Notes pursuant to the Exchange Offer must transmit their acceptance through the ATOP to DTC, which will edit and verify the acceptance and send an agent’s message to the Exchange Agent for its acceptance.

In order to properly complete this Letter of Transmittal, a holder of Old Notes must:

•	complete the box entitled “Description of Old Notes”;

•	if appropriate, check and complete the boxes relating to Guaranteed Delivery, Special Issuance Instructions and Special Delivery Instructions;

•	sign this Letter of Transmittal; and

•	complete the IRS Form W-9 (or provide an IRS Form W-8).

If a holder desires to tender Old Notes pursuant to the Exchange Offer and (1) certificates representing such notes are not immediately available, (2) time will not permit this Letter of Transmittal, certificates representing such notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the Expiration Date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the guaranteed delivery procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering” are followed. See Instruction 1 under “Instructions for Holders of Old Notes”.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal, the Notice of Guaranteed Delivery and related documents may be directed to Wells Fargo Bank, National Association at the address and telephone number set forth on the cover page of this Letter of Transmittal. See Instruction 11 under “Instructions for Holders of Old Notes”.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amount of Old Notes on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $2,000 or integral multiples of $1,000 in excess thereof.

DESCRIPTION OF OLD NOTES

Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear on Certificates)	Certificate Number(s)*	Aggregate Principal Amount of Old Notes	Principal Amount of Old Notes Tendered**

Total Principal Amount of Old Notes

*      Need not be completed by holders delivering by book-entry transfer (see below).

**    Unless otherwise indicated in this column and subject to the terms and conditions of the Exchange Offer, the holder will be deemed to have tendered all of the Old Notes represented by the certificates listed above and delivered to the Exchange Agent. See Instruction 4 under “Instructions for Holders of Old Notes”.

☐	CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: ________________________________________________________

Account Number with DTC: ____________________________________________

Transaction Code Number: ____________________________________________________________

☐

CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): ______________________________________________________

Window Ticket Number(s) (if any): _____________________________________________________

Date of Execution of the Notice of Guaranteed Delivery: ____________________________________

Name of Eligible Institution that Guaranteed Delivery: ______________________________________

If delivered by Book-Entry Transfer, complete the following:

Name of Tendering Institution: ________________________________________________________

Account Number with DTC: __________________________________________________________

Transaction Code Number: ____________________________________________________________

☐	PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: ____________________________________________________________________________

Address: __________________________________________________________________________

Area Code and Telephone Number: _____________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes described above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company and as trustee under the indenture relating to the Old Notes) with respect to such tendered Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such tendered Old Notes, or transfer ownership of such notes, on the account books maintained by DTC, and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of such Old Notes for exchange pursuant to the Exchange Offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer, and (3) present such Old Notes for transfer, and transfer such Old Notes, on the relevant security register.

The undersigned hereby represents and warrants that the undersigned (1) owns the Old Notes tendered and is entitled to tender such notes and will continue to own the Old Notes and be so entitled to tender such notes until the Old Notes are exchanged in this exchange offer and (2) has full power and authority to tender, sell, exchange, assign and transfer such Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title to such tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, and together with all rights attached thereto. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Old Notes or to transfer ownership of such notes on the account books maintained by DTC. The undersigned agrees to all of the terms of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal.

The undersigned also acknowledges that the Exchange Offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the SEC, as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (ii) such New Notes are acquired in the ordinary course of such holder’s business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the New Notes and have no arrangement or understanding with any person to participate in the distribution of the New Notes. However, the staff of the SEC has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers—Withdrawal of Tenders” section of the Prospectus.

Tenders of the Old Notes pursuant to any one of the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering” and in the instructions to this Letter of Transmittal will, upon the Company’s acceptance of the Old Notes for exchange, constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to the conditions set forth in the Prospectus under the caption “The Exchange Offer—Conditions”. As a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered by this Letter of Transmittal and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and warrants that:

(1)	the undersigned or any beneficial owner is acquiring the New Notes in the ordinary course of business of the undersigned (or such other beneficial owner);

(2)	neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the New Notes within the meaning of the federal securities laws;

(3)	neither the undersigned nor any beneficial owner has an arrangement or understanding with any person or entity to participate in a distribution of the New Notes;

(4)

neither the undersigned nor any beneficial owner is an “affiliate” of the Company, as such term is defined under Rule 405 promulgated under the Securities Act. Upon request by the Company, the undersigned or such beneficial owner will deliver to the Company a legal opinion confirming it is not such an affiliate;

(5)

the undersigned and each beneficial owner acknowledges and agrees that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and may not rely on the position of the staff of the SEC set forth in certain no-action letters;

(6)

a secondary resale transaction described in clause (5) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC;

(7)	the undersigned or any beneficial owner satisfies all applicable state securities regulations; and

(8)	neither the undersigned nor any beneficial owner is acting on behalf of any person or entity who could not truthfully make the foregoing representations.

The undersigned may, IF AND ONLY IF UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN CLAUSES (1)-(8) ABOVE, elect to have its Old Notes registered in the shelf registration(s) described in (i) the Registration Rights Agreement in respect of the Old Notes, dated as of February 3, 2017, by and between the Company and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers named therein, and/or (ii) the Registration Rights Agreement in respect of the Old Notes, dated as of March 27, 2017, by and between the Company and Credit Suisse Securities (USA) LLC as initial purchaser (collectively, the “Registration Rights Agreement”), as applicable, in the form filed as an exhibit to the applicable registration statement (the “Registration Statement”) of which the Prospectus is a part. Such election may be made by checking a box under “Special Issuance Instructions”.

By electing to tender their Old Notes in this Exchange Offer, each holder agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors and officers who signed the Registration Statement, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company and the officers, directors, partners, employees, representatives and agents of each such person, with respect to claims and actions based on information relating to such holder furnished in writing by such holder expressly for use in the Registration Statement or the Prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a holder of Old Notes, each such holder of Old Notes shall have the rights and duties given the Company, and the Company, its directors and officers and such controlling person shall have the rights and duties given to each such holder, in each case, by the Registration Rights Agreement. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

If the undersigned is a broker-dealer who holds Old Notes acquired for its own account as a result of market-making activities or other trading activities, and receives New Notes in exchange for such Old Notes pursuant to the Exchange Offer, it acknowledges that it must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes or interests therein, which prospectus may be the prospectus for the Exchange Offer, so long as it contains a plan of distribution with respect to such resale transactions.

Any broker-dealer that resells New Notes that were received by it for its own account pursuant to this Exchange Offer may be deemed to be “underwriters” within the meaning of the Securities Act and any profit on any resale of New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. However, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time on                , 2017, or on such later date or time to which the Company may extend the Exchange Offer.

Unless otherwise indicated herein under the box entitled “Special Issuance Instructions” below, New Notes, and Old Notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, New Notes, and Old Notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of New Notes, the Exchange Agent will credit the account maintained by DTC with any Old Notes not tendered. The Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any Old Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

The New Notes will bear interest from the date of original issuance of the Old Notes. Interest on the Old Notes accepted for exchange will cease to accrue upon the issuance of the New Notes.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 through 7)

To be completed ONLY if (1) certificates for Old Notes not tendered are to be issued in the name of, or New Notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or issued to an address different from the address(es) shown in the box entitled “Description of Old Notes” within this Letter of Transmittal, (2) Old Notes not tendered, but represented by certificates tendered by this Letter of Transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above or (3) New Notes issued pursuant to the Exchange Offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated above.

Issue:

☐            New Notes to:

☐            Old Notes to:

Name(s):
(Please Print)
Address:

(Including Zip Code)

Area Code and Telephone Number: (    ) ________________________________________________________________________

(Employer Identification or Social Security Number)

(Complete IRS Form W-9 or Form W-8)

☐        Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.

DTC Account Number, if Applicable: ____________________________

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 through 7)

To be completed ONLY if certificates for Old Notes not tendered, or New Notes issued pursuant to the Exchange Offer, are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or to an address different from the address(es) shown in the boxes entitled “Description of Old Notes” and “Description of Old Notes” within this Letter of Transmittal.

Deliver:

☐            New Notes to:

☐            Old Notes to:

Name(s):
(Please Print)
Address:

(Including Zip Code)

Area Code and Telephone Number: (    ) ________________________________________________________________________

(Employer Identification or Social Security Number)

(Complete IRS Form W-9 or Form W-8)

Is this a permanent address change? (check one box)

☐        Yes

☐        No

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR FACSIMILE HEREOF, OR AN AGENT’S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders of Old Notes, Regardless of Whether Old Notes Are Being Physically Delivered Herewith)

This Letter of Transmittal must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal, including such opinions of counsel, certifications and other information as may be required by the Company or the trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Exchange Agent of such person’s authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered holder(s) of the Old Notes, then the registered holder(s) must sign a valid power of attorney.

X

X

Signature(s) of Holder(s) or Authorized Signatory

Dated:

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number: (    ) ________________________________________________________

MEDALLION SIGNATURE GUARANTEE

(If Required—See Instructions 2 and 5 below)

(Certain Signatures Must Be Guaranteed by a Signature Guarantor)

(Name of Eligible Institution Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: _________________________

INSTRUCTIONS FOR HOLDERS OF OLD NOTES

(Forming part of the terms and conditions of the Exchange Offer)

1.    DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. This Letter of Transmittal is to be completed by holders of Old Notes if certificates representing such Old Notes are to be forwarded herewith, or, unless an agent’s message is utilized, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering”. For a holder to properly tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by this Letter of Transmittal, or a properly transmitted agent’s message in the case of a book-entry transfer, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, and either (1) certificates representing such Old Notes must be received by the Exchange Agent at its address set forth herein or (2) such Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under “The Exchange Offer—Book Entry Transfer” and a book-entry confirmation must be received by the Exchange Agent on or prior to the Expiration Date. A holder who desires to tender Old Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY OLD NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO THE COMPANY.

If a holder desires to tender Old Notes pursuant to the Exchange Offer and (1) certificates representing such Old Notes are not immediately available, (2) time will not permit such holder’s Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the Expiration Date, such holder may nevertheless tender such Old Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering” are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Company herewith, or an agent’s message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date and (3) the certificates for the tendered Old Notes, in proper form for transfer (or a book-entry confirmation of the transfer of such Old Notes into the Exchange Agent’s account at DTC, as described in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, or a properly transmitted agent’s message, must be received by the Exchange Agent within three NASDAQ trading days after the execution of the notice of guaranteed delivery.

The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile, mail or overnight courier to the Exchange Agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a notice of guaranteed delivery prior to the Expiration Date. As used herein and in the Prospectus, an “eligible institution” is an “eligible guarantor institution” meeting the requirements of the registrar for the notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program, or STAMP, or such other “signature guarantee program” as may be determined by the registrar for the notes in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

2.    GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an eligible guarantor institution unless the Old Notes tendered hereby are tendered (1) by a registered holder of Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has signed this Letter of Transmittal and who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (2) for the account of an eligible guarantor institution. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Old Notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if Old Notes not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed as described above. Beneficial owners whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Old Notes. See “The Exchange Offer—Procedures for Tendering” in the Prospectus.

3.    WITHDRAWAL OF TENDERS. Tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. For a withdrawal of tendered Old Notes to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Exchange Agent on or prior to the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the Old Notes to be withdrawn, (2) identify the Old Notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such Old Notes (unless such Old Notes were tendered by book-entry transfer), the aggregate principal amount represented by such Old Notes and the name of the registered holder of such Old Notes, if different from that of the person who tendered such Old Notes, (3) be signed by the holder of such Old Notes in the same manner as the original signature on this Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the Old Notes into the name of the person withdrawing such notes and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder (unless the Old Notes were tendered by book-entry transfer), and (4) specify the name in which any such Old Notes are to be registered, if different from that of the registered holder. If the Old Notes were tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offer—Book Entry Transfer” in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes and must otherwise comply with the procedures of DTC. If the Old Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release has not yet been effected.

Any permitted withdrawal of Old Notes may not be rescinded. Any Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering” at any time prior to the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

4.    PARTIAL TENDERS. Tenders of Old Notes pursuant to the Exchange Offer will be accepted only in principal amounts equal to $2,000 or integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled “Description of Old Notes” herein, as applicable. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, new certificates for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 6), as soon as practicable following the Expiration Date.

5.    SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Old Notes.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal is signed by the registered holder of Old Notes, and the certificates for any principal amount of Old Notes not tendered are to be issued (or if any principal amount of Old Notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and New Notes exchanged for Old Notes in connection with the Exchange Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Old Notes or provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the original Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. See Instruction 2.

Endorsements on certificates for Old Notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 2.

If this Letter of Transmittal or any certificates representing Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent, in its sole discretion, of their authority so to act must be submitted with this Letter of Transmittal.

6.    SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts not tendered or New Notes exchanged for Old Notes in connection with the Exchange Offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no instructions are given, Old Notes not tendered will be returned to the registered holder of the Old Notes tendered. For holders of Old Notes tendered by book-entry transfer, Old Notes not tendered will be returned by crediting the account at DTC designated above.

7.    TAXPAYER IDENTIFICATION NUMBER AND IRS FORM W-9. Each tendering holder should provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding (currently at a 28% rate) on any reportable payments made with respect to the Old Notes and a $50 penalty imposed by the IRS. If withholding results in an over-payment of taxes, a refund may be obtained.

To prevent backup withholding on any reportable payments, each holder tendering Old Notes must provide such holder’s correct taxpayer identification number by completing the IRS Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number) and that (1) such holder is exempt from backup withholding, (2) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (3) the IRS has notified the holder that such holder is no longer subject to backup withholding. See the instructions to the enclosed IRS Form W-9.

Certain holders tendering Old Notes (including, among others, all corporations and certain non-United States individuals) are exempt from these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person (as defined in the instructions to the IRS Form W-9) should provide its correct taxpayer identification number and provide its “exempt payee code” and “exemption from FATCA reporting code”, as applicable, in the “Exemptions” box, in accordance with the instructions of IRS Form W-9. In order for a non-U.S. person to qualify as exempt, such person must submit a statement (generally, the IRS Form W-8BEN), signed under penalties of perjury, attesting to the person’s exempt status. Such statements can be obtained from the IRS website at www.irs.gov or from the Exchange Agent.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

Backup withholding is not an additional tax. Rather, if the required information is furnished to the IRS, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

8.    TRANSFER TAXES. The Company will pay all transfer taxes, if any, required to be paid by the Company in connection with the exchange of the Old Notes for the New Notes. If, however, New Notes, or Old Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Old Notes in connection with the Exchange Offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

9.    MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If any certificate representing Old Notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the Exchange Agent at the address indicated above. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

10.    IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Old Notes pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any or all tenders of any Old Notes determined by it not to be in proper form or the acceptance of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion subject to applicable law, to waive satisfaction of or amend any of the conditions of the Exchange Offer for all holders of Old Notes or to waive any defects or irregularities of tender for any Old Notes. The Company’s interpretations of the terms and conditions of the Exchange Offer (including, without limitation, the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. Each tendering holder, by execution of a Letter of Transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such Old Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the Expiration Date. None of the Company, any of its affiliates, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

11.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and the notice of guaranteed delivery may be directed to the Exchange Agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.